Exhibit 10.23



                      AMENDMENT NO. 3 TO LOAN AND SECURITY
                      ------------------------------------
                              AGREEMENT AND WAIVER
                              --------------------

          This Amendment No. 3 to Loan and Security Agreement and Waiver (the "Amendment"), is entered into this 10th day of July, 1996, by and between FACTORY 2-U, INC., an Arizona corporation ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation,

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of November 10, 1995 (the "Original Agreement"); and

          WHEREAS, Borrower and Lender are parties to that certain Amendment No. 1 to Loan and Security Agreement and Waiver dated as of April 18, 1996 ("Amendment No. 1"), and that certain Amendment No. 2 to Loan and Security Agreement and Waiver dated as of April 22, 1996 ("Amendment No 2"), which Amendment No. 1 and Amendment No. 2 served to amend the Original Agreement and provided for Lender's waiver of Borrower's non-compliance with certain provisions thereof (the Original Agreement, Amendment No. 1 and Amendment No. 2 are herein collectively referred to as the "Loan Agreement"); and

          WHEREAS, Borrower has requested that Lender amend the Loan Agreement in certain respects and, subject to the terms and conditions set forth below, Lender is willing to do so.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings set forth herein, the parties hereby agree as follows:

          1.   Defined Terms. All capitalized terms used herein and not
               -------------
otherwise defined shall have the meanings given such terms in the Loan
Agreement.

          2.   Amendment to Loan Agreement. The Loan Agreement and the Schedule
               ---------------------------
are hereby amended, as of the Third Amendment Effective Date, as follows:

               2.1 Section 18 of the Loan Agreement is hereby amended by inserting the following new defined terms:

                    "Additional Intercompany Term Note" means that certain
                     ---------------------------------
          Promissory Note of Borrower dated as of the Third Amendment



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          Effective Date and made payable to General Textiles in the original principal amount of $2,000,000.

                    "GenTex Sixth Amendment" means that certain Amendment No. 6
                     ----------------------
          to Loan and Security Agreement dated as of the Third Amendment Effective Date by and between Lender and General Textiles.

                    "Third Amendment" means that certain Amendment No. 3 to Loan
                     ---------------
          and Security Agreement, effective as of the Third Amendment Effective Date, by and between Borrower and Lender.

                    "Third Amendment Effective Date" means July 10, 1996.
                     ------------------------------

               2.2 Paragraphs 3, 4, and 5 of that Section of the Schedule to the Loan Agreement entitled "ADDITIONAL PROVISIONS" are hereby deleted in their entirety and the following new Paragraph 3 is inserted to read in its entirety as follows:

                    3. Sale of Nogales Warehouse. Borrower shall have consummated the sale of the Nogales Warehouse not later than August 15, 1996, and shall have paid directly to Lender proceeds of such sale of not less than $2,000,000 by such date, for credit against the obligations of General Textiles to Lender and in reduction of the obligations of Borrower to General Textiles under the Merchandising Note. Upon receipt of such sale proceeds, Lender agrees that it shall thereupon release its lien under the GenTex Deed of Trust, provided,
                                                                     ---------
          (i) no Event of Default or event or condition which, with the passage of time, giving of notice, or both, would constitute an Event of Default, exists and is continuing at the time of such release and termination, (ii) such sale transaction, in Lender's sole discretion, shall constitute an arm's-length, bona-fide transaction.

               2.3  The paragraph entitled "Indebtedness" set forth in that
                                            ------------
     Section of the Schedule entitled "NEGATIVE COVENANTS" is hereby amended by deleting the period at the end thereof and inserting the following new clause (ix) to read in its entirety as follows:

                    ,(ix) Indebtedness to General Textiles evidenced by the Additional Intercompany Term Note, the terms of which Additional Intercompany Term Note shall be identical to those contained in the "Additional Term Note," as that term is defined in the GenTex Sixth Amendment, and (x) Indebtedness to General Textiles arising from the



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          payment by General Textiles of the Refinancing Fee on behalf of
          Borrower evidenced by the Additional Intercompany Term Note, provided,
                                                                       --------
          Borrower shall have reimbursed General Textiles in the amount of the Refinancing Fee no later than July 31, 1996.

               2.4 Paragraph (i) set forth in the Section of the Schedule to the Loan Agreement entitled "BORROWER INFORMATION" is hereby amended in its entirety to read as follows:

                    "i) Liens in favor of General Textiles on all of Borrower's personal property assets, as collateral security for all of
          Borrower's obligations to General Textiles, including without limitation, under the Merchandising Note and under the Additional Intercompany Term Note, provided all of General Textiles' rights have
                                  --------
          been collaterally assigned to Lender."

          3.   Waiver. Subject to satisfaction of each condition precedent set
               ------
forth in Section 4 below, Lender hereby waives Borrower's non-compliance with the provisions of Section 13.15 of the Loan Agreement for the period commencing December 31, 1995 through July 31, 1996, provided further:
                                         -----------------

               (a) the proceeds of the advance by General Textiles to Borrower evidenced by the Additional Intercompany Term Note shall be applied in their entirety to reduction of the outstanding balance of the Merchandising Note; and

               (b) Borrower shall comply with the repayment obligations set forth in Section 2.2 of this Amendment.

          4.   Conditions Precedent. The modifications and the waiver
               --------------------
described in Section 2 and Section 3 of this Amendment will not be effective unless nd until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender:

               (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

                    (i)  This Amendment;

                    (ii) The Consent of Guarantor in the form attached hereto;



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                    (iii)  Such acknowledgments and reaffirmations of the
          Subordination Agreement as Lender shall require;

                    (iv)   Any other consents deemed necessary by Lender;

                    (v) A corporate resolution of Borrower approving the transactions contemplated hereby to which it is a party;

                    (vi) A corporate resolution of Guarantor approving the transactions contemplated hereby to which it is a party;

                    (vii) An opinion from Borrowers and Guarantor's counsel, which counsel must be acceptable to Lender, with respect to such matters as Lender shall require; and

                    (viii) Such other items as Lender may require.

               (b) Borrower shall have executed and delivered to GenTex the Additional Intercompany Term Note;

               (c) Lender and General Textiles shall have entered into the GenTex Sixth Amendment and each condition to the effectiveness thereof shall have been satisfied, including without limitation, the endorsement by General Textiles of the Additional Intercompany Term Note as payable to the order of Lender and delivery of the Additional Intercompany Term Note bearing such endorsement to Lender.

               (d) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

               (e) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

               (f) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.



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          5.   Indebtedness Acknowledged. Borrower acknowledges that the
               -------------------------
indebtedness evidenced by the Loan Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

          6.   Validity of Documents. Borrower hereby ratifies, reaffirms,
               ---------------------
acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

          7.   Reaffirmation of Warranties. Borrower hereby reaffirms to Lender
               ---------------------------
each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

          8.   Ratification of Terms and Conditions. All terms, conditions and
               ------------------------------------
provisions of the Loan Agreement, and of each of the other Loan Documents shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Without limiting the generality of the foregoing, Borrower reaffirms its obligation to deliver to Lender Landlord's Consents with respect to all of Borrower's facilities in which Collateral is or is intended to be kept or maintained and further acknowledges that Lender has not waived its right to require the delivery of such Landlord's Consents.

          9.   Other Writings. Lender and Borrower will execute such other
               --------------
writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

          10.  Benefit of the Amendment. The terms and provisions of this
               ------------------------
Amendment and the other Loan Documents shall be binding upon and inure to the



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benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

          11.  Choice of Law. The Loan Documents and this Amendment shall be
               -------------
performed and construed in accordance with the laws of the State of Arizona.

          12.  Entire Agreement. Except as modified by this Amendment, the Loan
               ----------------
Documents remain in full force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

          13.  Counterparts; Telecopy Execution. This Amendment may be executed
               --------------------------------
in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                                             FINOVA CAPITAL CORPORATION, a
                                             Delaware corporation


                                             By:
                                                 -------------------------------
                                                   Name:
                                                   Title:

                                             FACTORY 2-U, INC., an Arizona
                                             corporation


                                             By:
                                                 -------------------------------
                                                   Name:
                                                   Title:



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